UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 2013

AMERICA’S SUPPLIERS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27012	27-1445090
(Commission File Number)	(IRS Employer Identification No.)

7575 E. Redfield Rd., Suite 201, Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

480-922-8155

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2013, Michael Moore submitted his resignation as the Chief Financial Officer (“CFO”) of America’s Suppliers, Inc. (the “Company”). Mr. Moore’s resignation will be effective as of July 26, 2013, and he will continue to serve as the Company’s CFO through that date. Mr. Moore resigned in order to relocate to California to be near his family and not as a result of any disagreement with Company practices or policies. The Company is currently searching for a new CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2013	AMERICA’S SUPPLIERS, INC.

/s/ Marc Joseph
Name: Marc Joseph
Title: President and Chief Executive Officer